Third Quarter 2023 Supplemental Information OCTOBER 23, 2023

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests and their impact on the Company’s loan portfolio, financial condition and business operations; accelerating inflationary trends, spurred by multiple factors including high commodity prices, a tight labor market, and low residential vacancy rates, may result further in interest rate increases and lead to increased market volatility; higher interest rates imposed by the Federal Reserve may lead to a decrease in prepayment speeds and an increase in the number of borrowers who exercise extension options, which could extend beyond the term of certain secured financing agreements the Company uses to finance its loan investments; the economic impact of escalating global trade tensions, the conflict between Russia and Ukraine, and the adoption or expansion of economic sanctions or trade restrictions; reduced demand for office, multifamily or retail space, including as a result of the COVID-19 pandemic and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; the impact of, and market dislocations that may result from, governmental intervention in the economic and financial system or from regulatory reform of the oversight of financial markets; the failure of any banks with which the Company and/or the Company’s borrowers have a commercial relationship could adversely affect, among other things, the Company or the Company’s borrower’s ability to access deposits or borrow from financial institutions on favorable terms; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise, could adversely affect the Company's results of operations; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; difficulty or delays in redeploying the proceeds from repayments of the Company’s existing investments; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; deterioration in the performance of the properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments, risks in collection of contractual interest payments, and potentially, principal losses to the Company; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to the Company or the owners and operators of the real estate securing the Company’s investments; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; difficulty in obtaining financing or raising capital; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; defaults by borrowers in paying debt service on outstanding indebtedness; the availability of qualified personnel and the Company’s relationship with its Manager; subsidiaries of KKR & Co. Inc. have significant influence over the Company and KKR's interests may conflict with those of the Company’s stockholders in the future; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform; adverse legislative or regulatory developments; the Company’s qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940, as amended; authoritative accounting principles generally accepted in the United States of America ("GAAP") or policy changes from standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC"), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of October 23, 2023. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of September 30, 2023 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3 KKR Real Estate Finance Trust Inc. Overview Best In Class Portfolio Conservative Balance Sheet KREF’s Manager Fully Integrated with KKR $7.9 B Investment Portfolio 100% Senior Loans 55% Multifamily & Industrial $124 M Average Loan Size(1) 96% Interest Collected Senior loans secured primarily by transitional, institutional multifamily, office and industrial properties owned by high quality sponsors $8.9 B Financing Capacity 76% Fully Non-Mark-to-Market(2) Conservative liability management focused on diversified non-mark-to-market financing 14% KKR Ownership in KREF $716 M Current Liquidity(3) $519 B Global AUM(4) $25 B Balance Sheet(4) $64 B Real Estate AUM(4)(5) 150+ Real Estate Professionals(4) One firm culture that rewards investment discipline, creativity and determination and emphasizes the sharing of information, resources, expertise and best practices (1) Average loan size is inclusive of the unfunded commitment (2) Based on outstanding face amount of secured financing, including non-consolidated senior interests (3) Includes $108 million in cash, $500 million undrawn corporate revolver capacity, $78 million of available borrowings based on existing collateral and $30 million of loan repayment proceeds held by a servicer (4) As of June 30, 2023 (5) Figures represent AUM across all KKR real estate transactions

4 Third Quarter 2023 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts, and excludes loans accounted for under the cost recovery method • 3Q Net Income(1) of $0.31 per diluted share (includes a CECL provision of $9 million, or ($0.13) per diluted share) • 3Q Distributable Earnings(2) of $0.25 per diluted share (includes a write-off of $15 million, or ($0.22) per diluted share) • Book Value per Share (“BVPS”) of $16.29 per share, compared to $16.38 per share as of 2Q'23 (includes a CECL allowance of $222 million, or ($3.21) per share, representing 293 basis points of loan principal balance) • $7.9 billion predominantly senior loan portfolio with a weighted average unlevered all-in yield(3) of 8.9% • Multifamily and industrial assets represent 55% of loan portfolio • Weighted average risk rating of 3.2 • Funded $165 million for loans closed in previous quarters • Received $152 million in loan repayments • Collected 96% of interest payments due in 3Q • Monitoring seven watch list loans, including six office assets Financials Portfolio Liquidity & Capitalization • $716 million of available liquidity, including $108 million of cash and $500 million undrawn capacity on the corporate revolver • Diversified financing sources totaling $8.9 billion with $2.7 billion of undrawn capacity • 76% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No corporate debt or final facility maturities due until 4Q'25

5 3Q'23 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Represents the principal amount on our loan portfolio including non-consolidated senior interests, one real estate owned asset and CMBS B-Pieces held through an equity method investment (3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities) and secured term loan, less cash to (ii) total permanent equity, in each case, at period end (4) Represents (i) total outstanding debt agreements, secured term loan and collateralized loan obligations, less cash to (ii) total permanent equity, in each case, at period end (5) Book value per share includes CECL allowance of $222 million or ($3.21) per share Income Statement ($ in Millions) 3Q'23 Net Interest Income $44.6 Other Income 5.4 Operating Expenses (14.2) Provision for Credit Losses (8.8) Preferred Stock Dividends (5.3) Other (0.3) Net Income (Loss) Attributable to Common Stockholders $21.4 Net Income (Loss) per Share, Diluted $0.31 Distributable Earnings(1) $17.4 Distributable Earnings per Share, Diluted(1) $0.25 Dividend per Share $0.43 Diluted Weighted Average Shares Outstanding 69,122,636 Balance Sheet ($ in Millions) 3Q'23 Total Portfolio(2) $7,869.9 Term Credit Facilities 1,520.5 Term Lending Agreements 1,406.0 Secured Term Loan 343.9 Corporate Revolving Credit Facility 110.0 Total Debt $3,380.4 Collateralized Loan Obligations 1,942.8 Term Loan Facility 565.7 Asset Specific Financing 239.1 Total Leverage $6,128.0 Cash 108.0 Total Equity 1,453.3 Common Shareholders' Equity 1,126.0 Debt-to-Equity Ratio(3) 2.3x Total Leverage Ratio(4) 4.1x Book Value per Share(5) $16.29 Common Shares Outstanding 69,106,061

6 ($0.70) ($0.37) $0.31 $0.50 $0.48 $0.25 Net Income (Loss) per Diluted Share Distributable Earnings per Diluted Share 3Q'22 2Q'23 3Q'23 Recent Operating Performance (1) Represents Net income (loss) attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) 3Q'23 Distributable earnings before realized losses on loan write-offs is $32 million, or $0.47 per share Net Income and Distributable Earnings Dividends and Book Value Per Share $0.43 ($ in Millions) 3Q'22 2Q'23 3Q'23 Net income (loss)(1): ($48.4) ($25.8) $21.4 Distributable earnings(2): $34.4 $33.1 $17.4 3Q'22 2Q'23 3Q'23 Dividend per share: $0.43 $0.43 $0.43 Dividend yield on book value per share: 9.4% 10.5% 10.6% $18.28 $16.38 $16.29 Book Value per Share 3Q'22 2Q'23 3Q'23(3)

7 Last Twelve Months Loan Activity (1) Includes one real estate owned asset and CMBS B-Pieces held through an equity method investment (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us Portfolio Funding Activity – Outstanding Principal(1) Future Funding Obligations(2) ($ in Millions) $7,726 $7,726 $7,726 $7,726 $7,916 $7,916 $8,034 $8,034 $8,034 $7,872 $7,872 $7,872 $7,885 $7,885 $7,870 $1,649 $424 $209 $25 $1,544 $204 $87 $1,347 $177 $339 $1,199 $165 $152 $15 $1,012 $9,375 $9,460 $9,381 $9,071 $8,882 3Q'22 Portfolio 4Q'22 Fundings 4Q'22 Repayments 4Q'22 Write-off 4Q'22 Portfolio 1Q'23 Fundings 1Q'23 Repayments 1Q'23 Portfolio 2Q'23 Fundings 2Q'23 Repayments 2Q'23 Portfolio 3Q'23 Fundings 3Q'23 Repayments 3Q'23 Write-off 3Q'23 Portfolio

8 Class-A 75% Class-B 25% KREF Loan Portfolio by the Numbers Note: The charts above are based on total assets. Total assets reflect the principal amount of our loan portfolio (1) Map excludes one real estate owned asset with a net carrying value of $82 million (2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage (3) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (4) “Other” property types include: 2% Condo (Residential), 2% Student Housing, 1% Single Family Rental and 1% Self-Storage (5) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Geography(1) Investment Type(2) Property Type Interest Rate TypeTotal Portfolio Growth 6% 5% 7% 10% 15% 17% 11% Other <5%: 23% ($ in Millions) 85% Office(5)6% Washington, D.C. $5,221 $5,035 $5,826 $7,726 $7,870 3Q'19 3Q'20 3Q'21 3Q'22 3Q'23 Senior Loans 100% Floating 99% Fixed 1% Multifamily Class-A 94% Class-B 6% Multifamily 41% Office 25% Industrial 14% Life Science 9% Hospitality 5% Other 6% (3) (4)

9 0% 83% 10% 7% 1 2 3 4 5 Weighted Average Risk Rating(3): 3.2 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value, except as noted in the footnotes to the “Portfolio Details” Summary in the Appendix (2) Includes non-consolidated senior interests and excludes risk-rated 5 loans (3) Weighted average is weighted by current principal amount Collected 96% of interest payments due on loan portfolio Loan-to-Value(1)(2) Risk Rating Distribution Weighted Average LTV(3): 65% Loan Count 3Q '2 3 Weighted Average LTV(3): 65% Weighted Average Risk Rating(3): 3.2 2Q '2 3 25% 21% 29% 20% 5% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 24% 20% 30% 20% 6% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 1 5 362 0 2 4 362Loan Count 0% 1% 84% 8% 7% 1 2 3 4 5 <1%

10 Case Studies: Watch List Loans (Risk Rating 5) Investment Mountain View Office Minneapolis Office Philadelphia Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan(2) Floating-Rate Senior Loan Investment Date July 2021 November 2017 April 2019 Collateral Five Class-A Office Buildings totaling 446k SF Two Class-A Office Buildings totaling 1.1mm SF Four Office Building Portfolio totaling 711k SF Loan Purpose Acquisition Refinance Acquisition Location Mountain View, CA Minneapolis, MN Philadelphia, PA Committed Amount $250 million(1) $199 million(2) $177 million Current Principal Amount $201 million $194 million(2) $156 million Loan Basis $654 / SF $182 / SF $218 / SF Coupon + 3.4% + 2.3%(2) + 2.6% Max Remaining Term (Yrs.) 2.9 1.8(2) 0.1 Loan Risk Rating 5 5 5 (1) The total whole loan is $363 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 69% of the loan or $250 million (2) The total whole loan is $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of September 30, 2023, at a fixed PIK interest rate of 4.5%

11 Case Studies: Watch List Loans (Risk Rating 4) Investment Washington, D.C. Office Boston Office Washington, D.C. Office West Hollywood Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date November 2021 February 2021 December 2019 January 2022 Collateral Class-A Office totaling 357k SF Class-A Office totaling 741k SF Class-A Office totaling 204k SF 37-unit Class-A Multifamily Loan Purpose Refinance Refinance Refinance Refinance Location Washington, D.C. Boston, MA Washington, D.C. West Hollywood, CA Committed Amount $188 million $188 million(1) $176 million $107 million Current Principal Amount $176 million $188 million(1) $169 million $104 million Loan Basis $492 / SF $506 / SF $828 / SF $2,797,812 / unit Coupon + 3.4% + 3.4% + 3.5% + 3.1% Max Remaining Term (Yrs.) 3.2 2.4 1.3 3.4 Loan Risk Rating 4 4 4 4 (1) Amounts include $150 million of non-consolidated senior interest. KREF's retained mezzanine position is $38 million

12 Financing Overview: 76% Non-Mark-To-Market Diversified financing sources totaling $8.9 billion with $2.7 billion of undrawn capacity Summary of Outstanding Financing Leverage Ratios (3) Outstanding Financing(5) ($ in Millions) Maximum Capacity Outstanding Face Amount Weighted Avg. Coupon(1) Advance Rate Non- MTM Term Credit Facilities $2,000 $1,521 +1.9% 64.5% (2) Term Lending Agreements $1,984 $1,406 +1.8% 76.8% ü Warehouse Facility $500 $0 n/a n/a ü Secured Term Loan $344 $344 +3.6% — ü Corporate Revolving Credit Facility $610 $110 +2.0% — ü Total Debt $5,437 $3,380 Collateralized Loan Obligations $1,943 $1,943 +1.5% 84.5% ü Term Loan Facility $1,000 $566 +1.9% 79.8% ü Asset Specific Financing $491 $239 +2.9% 82.8% ü Total Leverage $8,871 $6,128 2.3 4.1 Debt-To-Equity Ratio Total Leverage Ratio(4) x x (1) Weighted average coupon expressed as spread over Term SOFR (2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions (3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), and secured term loan, less cash to (ii) total permanent equity, in each case, at period end (4) Represents (i) total outstanding debt agreements, secured term loan, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end (5) Based on outstanding face amount of secured financing, including non-consolidated senior interests, that resulted from non-recourse sales of senior loan interest in loans KREF originated Collateralized Loan Obligations 31% Term Lending Agreements 22% Term Loan Facility 9% Secured Term Loan 5% Asset Specific 4% Senior Loan Interests 3% Revolver 2% Term Credit Facilities 24% Non-Mark- to-Market 76%

13 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $674 $506 $340 $1,521 Capacity $1,000 $600 $400 $2,000 Collateral: Loans / Principal Balance 9 Loans / $989 11 Loans / $758 8 Loans / $609 28 Loans / $2,356 Final Stated Maturity(1) September 2026 March 2026 October 2025 - Weighted Average Pricing(2) +1.5% + 2.0% +2.7% +1.9% Weighted Average Advance 68.2% 66.8% 55.8% 64.5% Mark-to-market Credit Only Credit Only Credit Only - ($ in Millions) (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over Term SOFR (3) Based on principal balance of financing Property Type(3): Office 35% Multifamily 30% Life Science 16% Industrial 16% Single Family Rental 3%

14 Liquidity Overview (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts (2) Received subsequent to quarter end ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $23 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval as of September 30, 2023 $108 $608 $686 $108 $500 $78 $30 $716 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Loan Repayment Proceeds Held by a Servicer Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 $800 (4) (2)(1)

15 Portfolio Positioned for Rate Environment 99% floating-rate loan portfolio indexed to Term SOFR continues to benefit from a rising rate environment Annual Net Interest Income Per Share Sensitivity to Change in Market Rates(1) Term SOFR = 5.32% As of September 30, 2023 ($ Impact Per Share) Note: Based on portfolio as of September 30, 2023 Change in SOFR ($0.14) ($0.07) $0.00 $0.07 $0.14 -1.00% -0.50% 0.00% +0.50% +1.00% ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 (1) Excludes loans accounted for under the cost recovery method

16 Appendix

17 Portfolio Details ($ in Millions) # Investment(1) Location Property Type Investment Date Total Whole Loan(2) Committed Principal Amount(2) Current Principal Amount Net Equity(3) Coupon(4)(5) Max Remaining Term (Yrs)(4)(6) Loan Per SF / Unit / Key(7) LTV(4)(8) Risk Rating Senior Loans(9) 1 Senior Loan Arlington, VA Multifamily 9/30/2021 $381.0 $381.0 $368.7 $73.7 +3.3% 3.0 $332,167 / unit 69% 3 2 Senior Loan Boston, MA Life Science 8/3/2022 312.5 312.5 163.7 22.3 +4.2% 3.9 $747 / SF 56% 3 3 Senior Loan Bellevue, WA Office 9/13/2021 260.4 260.4 172.9 53.4 +3.7% 3.5 $855 / SF 63% 3 4 Senior Loan Various Industrial 4/28/2022 252.3 252.3 252.3 50.2 +2.7% 3.6 $98 / SF 64% 3 5 Senior Loan Mountain View, CA Office 7/14/2021 250.0 250.0 200.9 82.3 +3.4% 2.9 $654 / SF n.a. 5 6 Senior Loan Bronx, NY Industrial 8/27/2021 228.7 228.7 193.5 51.2 +4.2% 2.9 $277 / SF 52% 3 7 Senior Loan Los Angeles, CA Multifamily 2/19/2021 220.0 220.0 220.0 40.7 +2.9% 2.4 $410,430 / unit 68% 3 8 Senior Loan Various Multifamily 5/31/2019 206.5 206.5 206.5 41.9 +4.0% 1.7 $192,991 / unit 74% 3 9 Senior Loan Minneapolis, MN Office 11/13/2017 199.4 199.4 194.4 89.0 +2.3% 1.8 $182 / SF n.a. 5 10 Senior Loan Various Self Storage 12/21/2022 188.5 188.5 100.2 21.4 +3.8% 4.3 $21,710 / unit 69% 3 11 Senior Loan Various Industrial 6/15/2022 375.5 187.8 169.5 33.7 +2.9% 3.8 $122 / SF 50% 3 12 Senior Loan Washington, D.C. Office 11/9/2021 187.7 187.7 175.5 52.8 +3.4% 3.2 $492 / SF 55% 4 13 Senior Loan Boston, MA Office 2/4/2021 375.0 187.5 187.5 37.5 +3.4% 2.4 $506 / SF 71% 4 14 Senior Loan The Woodlands, TX Hospitality 9/15/2021 183.3 183.3 179.2 33.3 +4.3% 3.0 $197,162 / key 64% 3 15 Senior Loan Philadelphia, PA Office 4/11/2019 176.7 176.7 155.8 101.1 +2.6% 0.1 $218 / SF n.a. 5 16 Senior Loan Washington, D.C. Office 12/20/2019 175.5 175.5 169.2 79.1 +3.5% 1.3 $828 / SF 58% 4 17 Senior Loan West Palm Beach, FL Multifamily 12/29/2021 171.5 171.5 170.9 26.0 +2.8% 3.3 $210,456 / unit 73% 3 18 Senior Loan Boston, MA Life Science 4/27/2021 332.3 166.2 157.3 31.5 +3.7% 2.6 $653 / SF 66% 3 19 Senior Loan New York, NY Condo (Residential) 12/20/2018 157.4 157.4 155.6 57.4 +3.7% 0.3 $2,593,978 / unit 69% 3 20 Senior Loan Plano, TX Office 2/6/2020 150.7 150.7 150.7 23.2 +2.8% 1.4 $208 / SF 63% 3 21 Senior Loan Redwood City, CA Life Science 9/30/2022 580.7 145.2 0.0 (1.1) +4.5% 4.0 $885 / SF 53% 3 22 Senior Loan Seattle, WA Life Science 10/1/2021 188.0 140.3 116.1 34.8 +3.2% 3.0 $741 / SF 69% 3 23 Senior Loan Dallas, TX Office 12/10/2021 138.0 138.0 138.0 25.7 +3.7% 3.2 $439 / SF 68% 3 24 Senior Loan Boston, MA Multifamily 3/29/2019 137.0 137.0 137.0 28.2 +3.4% 0.5 $351,282 / unit 59% 3 25 Senior Loan Arlington, VA Multifamily 1/20/2022 135.3 135.3 132.6 31.2 +2.9% 3.4 $441,963 / unit 78% 3 26 Senior Loan Fontana, CA Industrial 5/11/2021 132.0 132.0 106.1 39.5 +4.7% 2.7 $113 / SF 64% 3 27 Senior Loan Fort Lauderdale, FL Hospitality 11/9/2018 130.0 130.0 130.0 24.3 +3.5% 0.2 $375,723 / key 66% 3 28 Senior Loan San Carlos, CA Life Science 2/1/2022 195.9 125.0 98.1 31.8 +3.6% 3.4 $670 / SF 68% 3 29 Senior Loan(10) Various Industrial 6/30/2021 242.0 121.0 96.5 39.2 +5.5% 2.8 $75 / SF 62% 3 30 Senior Loan(11) Philadelphia, PA Office 6/19/2018 116.5 116.5 112.6 19.5 +3.3% 3.4 $115 / SF 53% 3 31 Senior Loan Cambridge, MA Life Science 12/22/2021 401.3 115.7 83.5 23.9 +4.0% 3.3 $1,072 / SF 51% 3 32 Senior Loan Pittsburgh, PA Student Housing 6/8/2021 112.5 112.5 112.5 17.2 +3.0% 2.7 $155,602 / unit 74% 3 33 Senior Loan Miami, FL Multifamily 10/28/2022 110.4 110.4 94.0 22.7 +3.8% 4.1 $333,333 / unit 51% 3 34 Senior Loan West Hollywood, CA Multifamily 1/26/2022 107.0 107.0 103.5 17.0 +3.1% 3.4 $2,797,812 / unit 65% 4 35 Senior Loan Las Vegas, NV Multifamily 12/28/2021 106.3 106.3 102.0 17.4 +2.8% 3.3 $193,182 / unit 75% 3 36 Senior Loan(12) Chicago, IL Office 7/15/2019 105.0 105.0 88.4 17.7 +2.3% 4.9 $85 / SF 57% 3 37 Senior Loan San Diego, CA Multifamily 10/20/2021 103.5 103.5 103.5 18.8 +2.9% 3.1 $448,052 / unit 71% 3 38 Senior Loan Orlando, FL Multifamily 12/14/2021 102.4 102.4 93.6 23.6 +3.1% 3.3 $246,959 / unit 74% 3 39 Senior Loan Boston, MA Industrial 6/28/2022 285.5 100.0 99.3 20.4 +3.0% 3.8 $198 / SF 52% 3 40 Senior Loan Washington, D.C. Office 1/13/2022 228.5 100.0 61.5 10.5 +3.3% 4.4 $225 / SF 55% 3 41 Senior Loan Phoenix, AZ Industrial 1/13/2022 195.3 100.0 56.5 20.1 +4.0% 3.4 $57 / SF 57% 3 42 Senior Loan Cary, NC Multifamily 11/21/2022 100.0 100.0 95.0 18.5 +3.4% 4.2 $243,656 / unit 63% 3 43 Senior Loan Brisbane, CA Life Science 7/22/2021 95.0 95.0 90.8 17.9 +3.1% 2.9 $784 / SF 71% 3 44 Senior Loan Brandon, FL Multifamily 1/13/2022 90.3 90.3 66.8 9.5 +3.1% 3.4 $194,102 / unit 75% 3 45 Senior Loan Dallas, TX Multifamily 12/23/2021 90.0 90.0 79.1 16.2 +2.9% 3.3 $243,477 / unit 67% 3 46 Senior Loan Miami, FL Multifamily 10/14/2021 89.5 89.5 89.5 17.4 +2.9% 3.1 $304,422 / unit 76% 3 47 Senior Loan Dallas, TX Office 1/22/2021 87.0 87.0 87.0 19.5 +3.4% 2.4 $294 / SF 63% 3 48 Senior Loan Charlotte, NC Multifamily 12/14/2021 86.8 86.8 82.1 17.3 +3.1% 3.3 $223,100 / unit 74% 3 49 Senior Loan San Antonio, TX Multifamily 6/1/2022 246.5 86.3 80.3 19.8 +2.8% 3.7 $103,007 / unit 68% 3 50 Senior Loan Scottsdale, AZ Multifamily 5/9/2022 169.0 84.5 84.5 13.0 +2.9% 3.7 $457,995 / unit 64% 3 *See footnotes on subsequent page

18 Portfolio Details *See footnotes on subsequent page ($ in Millions) # Investment(1) Location Property Type Investment Date Total Whole Loan(2) Committed Principal Amount(2) Current Principal Amount Net Equity(3) Coupon(4)(5) Max Remaining Term (Yrs)(4)(6) Loan Per SF / Unit / Key(7) LTV(4)(8) Risk Rating Senior Loans(9) 51 Senior Loan Raleigh, NC Multifamily 4/27/2022 $82.9 $82.9 $78.9 $15.4 +3.0% 3.6 $246,448 / unit 68% 3 52 Senior Loan Hollywood, FL Multifamily 12/20/2021 81.0 81.0 81.0 15.0 +3.1% 3.3 $327,935 / unit 74% 3 53 Senior Loan Phoenix, AZ Single Family Rental 4/22/2021 72.1 72.1 64.0 20.3 +4.9% 2.6 $157,092 / unit 50% 3 54 Senior Loan Denver, CO Multifamily 9/14/2021 70.3 70.3 70.2 12.3 +2.8% 3.0 $290,216 / unit 78% 3 55 Senior Loan Washington, D.C. Multifamily 12/4/2020 69.0 69.0 66.8 10.7 +3.6% 2.2 $267,000 / unit 63% 3 56 Senior Loan Dallas, TX Multifamily 8/18/2021 68.2 68.2 68.2 10.1 +3.9% 2.9 $189,444 / unit 70% 3 57 Senior Loan Manassas Park, VA Multifamily 2/25/2022 68.0 68.0 68.0 13.3 +2.7% 3.4 $223,684 / unit 73% 3 58 Senior Loan Plano, TX Multifamily 3/31/2022 67.8 67.8 67.4 19.0 +2.8% 3.5 $253,226 / unit 75% 3 59 Senior Loan Nashville, TN Hospitality 12/9/2021 66.0 66.0 64.7 10.1 +3.7% 3.3 $281,237 / key 68% 3 60 Senior Loan Oakland, CA Office 10/23/2020 205.5 64.4 44.5 7.0 +4.4% 2.1 $137 / SF 55% 2 61 Senior Loan Atlanta, GA Multifamily 12/10/2021 61.5 61.5 59.1 14.9 +3.0% 3.3 $195,696 / unit 67% 3 62 Senior Loan Durham, NC Multifamily 12/15/2021 60.0 60.0 56.0 12.2 +3.0% 3.3 $162,183 / unit 67% 3 63 Senior Loan San Antonio, TX Multifamily 4/20/2022 57.6 57.6 56.3 10.4 +2.7% 3.6 $164,611 / unit 79% 3 64 Senior Loan Sharon, MA Multifamily 12/1/2021 56.9 56.9 56.9 8.4 +2.9% 3.2 $296,484 / unit 70% 3 65 Senior Loan Queens, NY Industrial 2/22/2022 55.3 55.3 53.9 14.9 +4.0% 0.9 $87 / SF 68% 3 66 Senior Loan Reno, NV Industrial 4/28/2022 140.4 50.5 50.5 11.3 +2.7% 3.6 $117 / SF 74% 3 67 Senior Loan Carrollton, TX Multifamily 4/1/2022 48.5 48.5 47.2 13.4 +2.9% 3.5 $147,371 / unit 74% 3 68 Senior Loan Dallas, TX Multifamily 4/1/2022 43.9 43.9 42.2 11.1 +2.9% 3.5 $118,419 / unit 73% 3 69 Senior Loan Georgetown, TX Multifamily 12/16/2021 41.8 41.8 41.8 10.3 +3.4% 3.3 $199,048 / unit 68% 3 70 Senior Loan San Diego, CA Multifamily 4/29/2022 203.0 40.0 39.7 6.6 +2.6% 3.6 $455,485 / unit 63% 3 71 Senior Loan Denver, CO Industrial 12/11/2020 15.4 15.4 10.8 6.9 +3.8% 2.3 $47 / SF 61% 2 Total / Weighted Average 12,293.8 8,777.0 7,752.6 1,887.1 +3.3% 2.8 65% 3.2 CMBS B-Pieces 1 RECOP I(13) n.a. 40.0 35.7 35.7 +4.8% 5.7 n.a. 58% n.a. Total / Weighted Average 40.0 35.7 35.7 +4.8% 5.7 58% Real Estate Owned 1 Real Estate Asset Portland, OR Retail 12/16/2021 n.a. n.a. 81.6 81.6 n.a. n.a. n.a. n.a. n.a. Total / Weighted Average 81.6 81.6 Portfolio Total / Weighted Average 8,817.0 7,869.9 2,004.4 8.7% 2.8 65% 3.2

19 Portfolio Details (1) Our total portfolio represents the current principal amount on senior and mezzanine loans, net equity in RECOP I, which holds CMBS B-Piece investments, and net carrying value of our sole REO investment. Excludes one mezzanine loan with an outstanding principal of $5.5 million that was fully written off. For Senior Loan 9, the total whole loan is $199.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of September 30, 2023, at a fixed interest rate of 4.5%. The mezzanine note interest is payment-in-kind (“PIK Interest”), which is capitalized, compounded, and added to the outstanding principal balance of the respective loans. For Senior Loan 13, the total whole loan is $375.0 million, co-originated and co-funded by us and a KKR affiliate. Our interest is 50% of the loan or $187.5 million, of which $150.0 million in senior notes were syndicated to a third party. Post syndication, we retained a mezzanine loan with a commitment of $37.5 million, fully funded as of September 30, 2023, at an interest rate of S+7.96%. For Senior Loan 34, the total whole loan is $107.0 million, including (i) a fully funded senior mortgage loan of $102.0 million, at an interest rate of S+3.06%, (ii) a senior mezzanine note with $0.8 million funded as of September 30, 2023, at a fixed interest rate of 10.0% and (iii) a fully funded junior mezzanine note of $0.8 million, at a fixed interest rate 10.0% with certain profit share provisions, as defined in the loan agreement. For Senior Loan 60, the total whole loan is $205.5 million, co-originated and co-funded by us and a KKR affiliate. Our interest is 31% of the loan or $64.4 million, of which $54.3 million in senior notes were syndicated to third party lenders. Post syndication, we retained a mezzanine loan with a commitment of $10.1 million, of which $7.0 million was funded as of September 30, 2023, at an interest rate of S+13.02% (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; and (ii) the cost basis of our investments in RECOP I and REO. (4) Weighted average is weighted by the current principal amount for our senior and mezzanine loans and by net equity for our RECOP I CMBS B-Pieces. Risk-rated 5 loans are excluded from the weighted average LTV. (5) Coupon expressed as spread over Term SOFR. (6) Max remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 3, 6, 21, 26, 29, 31, 41, 53, and 71, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for mezzanine loans, LTV is based on the current balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk rated-5 loans. For Senior Loan 19, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost. For Senior Loans 2, 3, 6, 21, 26, 29, 31, 41, 53, and 71, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (9) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan participations. (10) For Senior Loan 29, the total whole loan facility is $242.0 million, co-originated and co-funded by us and a KKR affiliate. Our interest was 50% of the facility or $121.0 million. The facility is comprised of individual cross-collateralized whole loans. As of September 30, 2023, there were eight underlying senior loans in the facility with a commitment of $121.0 million and outstanding principal of $96.5 million. (11) For Senior Loan 30, Total Whole Loan, Committed Principal Amount, and Current Principal Amount excludes junior mezzanine notes with a total outstanding principal of $25.0 million that was fully written off. (12) For Senior Loan 36, Total Whole Loan, Committed Principal Amount, and Current Principal Amount excludes a subordinated note with a total outstanding principal of $15.0 million that was fully written off. (13) Represents our investment in an aggregator vehicle alongside RECOP I that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

20 Fully Extended Loan Maturities Note: Excludes CMBS B-Pieces held through an equity method investment Fully Extended Loan Maturities ($ in Millions) $286 $347 $832 $2,893 $3,145 $250 2023 2024 2025 2026 2027 2028 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Fully extended weighted average loan maturity of 2.8 years

21 Consolidated Balance Sheets (1) Includes $10 million and $151 million held in collateralized loan obligation as of September 30, 2023 and December 31, 2022, respectively (2) Includes $30 million of loan repayment proceeds held by a servicer and receivable by KREF as of September 30, 2023 (in thousands - except share and per share data) September 30, 2023 December 31, 2022 Assets Cash and cash equivalents(1) $ 108,038 $ 239,791 Commercial real estate loans, held-for-investment 7,528,451 7,494,138 Less: Allowance for credit losses (218,992) (106,974) Commercial real estate loans, held-for-investment, net 7,309,459 7,387,164 Real estate owned, net 81,618 80,231 Accrued interest receivable 39,930 39,005 Equity method investments 35,540 36,849 Other assets(2) 50,857 19,281 Total Assets $ 7,625,442 $ 7,802,321 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,827,399 $ 3,748,691 Collateralized loan obligations, net 1,941,114 1,935,592 Secured term loan, net 335,680 336,828 Convertible notes, net — 143,237 Dividends payable 29,716 29,711 Accrued interest payable 19,388 17,859 Other liabilities 10,535 10,245 Due to affiliates 8,313 8,722 Total Liabilities 6,172,145 6,230,885 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of September 30, 2023 and December 31, 2022); liquidation preference of $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (75,091,757 and 75,080,707 shares issued; 69,106,061 and 69,095,011 shares outstanding; as of September 30, 2023 and December 31, 2022) 691 691 Additional paid-in capital 1,815,493 1,808,983 Accumulated deficit (265,827) (141,503) Repurchased stock (5,985,696 shares repurchased as of September 30, 2023 and December 31, 2022) (96,764) (96,764) Total KKR Real Estate Finance Trust Inc. stockholders' equity 1,453,724 1,571,538 Noncontrolling interests in equity of consolidated joint venture (427) (102) Total Equity 1,453,297 1,571,436 Total Liabilities and Equity $ 7,625,442 $ 7,802,321

22 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended Nine Months Ended September 30, 2023 June 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net Interest Income Interest income $ 163,229 $ 159,629 $ 114,627 $ 475,388 $ 278,460 Interest expense 118,617 115,677 67,311 340,270 144,503 Total net ineterest income 44,612 43,952 47,316 135,118 133,957 Other income Revenue from real estate owned operations 1,795 1,984 2,092 6,025 6,554 Income (loss) from equity method investments 839 551 914 1,043 3,835 Other income 2,809 4,437 840 9,957 3,992 Total other income 5,443 6,972 3,846 17,025 14,381 Operating Expenses General and administrative 4,788 4,710 4,286 14,188 13,040 Provision for (reversal of) credit losses, net 8,814 56,335 80,604 125,616 91,184 Management fees to affiliate 6,566 6,559 6,589 19,648 19,102 Incentive compensation to affiliate 69 611 — 2,491 — Expenses from real estate owned operations 2,819 2,656 2,598 8,233 7,520 Total operating expenses 23,056 70,871 94,077 170,176 130,846 Income (Loss) Before Income Taxes, Noncontrolling Interests, Preferred Dividends, and Participating Securities' Share in Earnings 26,999 (19,947) (42,915) (18,033) 17,492 Income tax expense 165 177 — 511 — Net Income (Loss) 26,834 (20,124) (42,915) (18,544) 17,492 Net income (loss) attributable to noncontrolling interests (307) (96) (161) (580) (283) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries 27,141 (20,028) (42,754) (17,964) 17,775 Preferred stock dividends 5,326 5,326 5,326 15,978 15,978 Participating securities' shares in earnings 414 418 341 1,239 1,028 Net Income (Loss) Attributable to Common Stockholders $ 21,401 $ (25,772) $ (48,421) $ (35,181) $ 769 Net Income (Loss) Per Share of Common Stock, Basic $ 0.31 $ (0.37) $ (0.70) $ (0.51) $ 0.01 Net Income (Loss) Per Share of Common Stock, Diluted $ 0.31 $ (0.37) $ (0.70) $ (0.51) $ 0.01 Weighted Average Number of Shares of Common Stock Outstanding, Basic 69,122,636 69,115,654 69,382,730 69,111,201 67,029,140 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 69,122,636 69,115,654 69,382,730 69,111,201 67,029,140 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.43 $ 1.29 $ 1.29

23 Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (1) Numbers presented may not foot due to rounding (2) Includes a $15 million write-off of a subordinated loan during the three months ended September 30, 2023 (in thousands - except share and per share data) Three Months Ended September 30, 2023 Per Diluted Share(1) June 30, 2023 Per Diluted Share(1) September 30, 2022 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders $ 21,401 $ 0.31 $ (25,772) $ (0.37) $ (48,421) $ (0.70) Adjustments Non-cash equity compensation expense 2,184 0.03 2,174 0.03 2,175 0.03 Unrealized (gains) or losses, net (25) — 292 — (79) — Provision for (reversal of) credit losses, net 8,814 0.13 56,335 0.82 80,604 1.16 Non-cash convertible notes discount amortization — — 44 — 91 — Distributable Earnings before realized loss on loan write-off $ 32,374 $ 0.47 $ 33,073 $ 0.48 $ 34,370 $ 0.50 Realized loss on loan write-off(2) (15,000) (0.22) — — — — Distributable Earnings $ 17,374 $ 0.25 $ 33,073 $ 0.48 $ 34,370 $ 0.50 Weighted average number of shares of common stock outstanding, diluted 69,122,636 69,115,654 69,382,730

24 Key Definitions “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.